UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

CYTRX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650
Los Angeles, California  90049
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 826-5648

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 2.02. Results of Operations and Financial Condition.
The disclosures made below under Item 7.01, Regulation FD Disclosure, are incorporated by reference into this Item 2.02.

Item 7.01.   Regulation FD Disclosure.
On August 6, 2018, CytRx Corporation (the "Company") announced its financial results for the quarter ended June 30, 2018, and provided highlights of recent corporate activities. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by the Company on August 6, 2018, which is incorporated herein by reference.

As described in the press release, the Company will hold a webcast to discuss the second quarter 2018 financial results and recent corporate highlights. A replay of the webcast will be posted on the Company's website: www.cytrx.com.

The information in this Item 7.01 and Exhibit 99.1 to this Report shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits
The exhibit listed on the accompanying Index to Exhibits is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
CYTRX CORPORATION

Date: August 10, 2018	By:	/s/ JOHN Y. CALOZ
Name: John Y. Caloz
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated August 6, 2018